UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2006

BSQUARE CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-27687	91-1650880
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 110th Avenue NE, Suite 200, Bellevue, Washington		98004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	425-519-5900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 4.01 Changes in Registrant's Certifying Accountant.

(i) On May 15, 2006, BSQUARE Corporation (the "Company") dismissed Ernst & Young LLP ("E&Y") as its independent registered public accounting firm.

(ii) The reports of E&Y on the Company’s financial statements as of and for the years ended December 31, 2004 and December 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) During the fiscal years ended December 31, 2004 and December 31, 2005 and through May 15, 2006, there were (1) no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(iv) The Company has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y agrees with the above statements. A copy of such letter dated May 17, 2006 from E&Y is being filed as Exhibit 16.1 to this Form 8-K.

(v) On May 15, 2006, the Company engaged Moss Adams LLP as its new independent registered public accounting firm. During the years ended December 31, 2004 and December 31, 2005 and through May 15, 2006, the Company did not consult with Moss Adams LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(vi) The decision to change independent registered public accounting firms was initiated and approved by the Audit Committee of the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is filed with this Form 8-K pursuant to Item 4.01:

Exhibit No. - Description
16.1 - Letter of Ernst & Young LLP, dated May 17, 2006, regarding change in Certifying Accountant

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

May 17, 2006	By:	Scott C. Mahan

Name: Scott C. Mahan
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP, dated May 17, 2006, regarding change in Certifying Accountant